Exhibit 99.1

Seaport Global Acquisition II Corp. and American Battery Materials Announce Definitive Business Combination Agreement to Create Nasdaq Listed Company

•	Expected to accelerate American Battery Materials’ transition into a leading provider of domestically sourced Lithium critical to the global energy transition

•	ABM is focused on environmentally friendly direct lithium extraction (DLE) that is more cost-effective, faster-to-production, and less capital intensive versus traditional mining processes

•	Estimated Post-Transaction Enterprise Value of $225 Million

•	Upon closing, the combined company's ordinary shares are expected to be listed on Nasdaq

NEW YORK, NY & GREENWICH, CT – June 2, 2023 – Seaport Global Acquisition II Corp. (NASDAQ: SGII) (“SGII”), a publicly-listed special purpose acquisition company, and American Battery Materials, Inc. (OTC Pink: BLTH) (“ABM” or the “Company”), a minerals exploration and development company focused on environmentally friendly direct lithium extraction (“DLE”), today announced that they have entered into a definitive merger agreement for a business combination (the “Proposed Business Combination”) that will result in ABM becoming a wholly-owned subsidiary of SGII. The holders of outstanding ABM shares will receive equity in SGII valued at $160 million (subject to adjustments). The Boards of Directors of both ABM and SGII have unanimously approved the Proposed Business Combination, which is subject to customary closing conditions, including receipt of all regulatory approvals, as well as the approval by ABM’s and SGII’s shareholders. The combined company is expected to be renamed “American Battery Materials Holdings”, and its common stock and warrants are expected to be listed on the Nasdaq Global Market (“Nasdaq”).

ABM is an exploration stage company focused on DLE and other minerals critical to the global energy transition. The Company owns 102 federal mining claims in Eastern Utah across 2,040 acres of federal land including seven existing wells. ABM is focused on supplying domestically-sourced critical minerals, with a particular focus on lithium, to global markets. Capital raised from the transaction is expected to be used to invest further in the development of the Company’s existing United States-based mining assets, in addition to exploring ways to broaden and further diversify the Company’s portfolio of land assets across geographies.

ABM Investment Highlights

•	Sustainable Supply/Demand Imbalance: As global economies increasingly transition to clean energy solutions, demand for critical minerals, particularly lithium, is expected to far outpace supply over the next several decades, thereby supporting long-term lithium pricing trends. Despite an abundance of rich domestic sources, the U.S. is almost entirely dependent on foreign sources of lithium. The transformation to a clean energy economy requires U.S. lithium independence.

•	Optimally Located, U.S. Natural Asset: ABM’s 2,040 acres, located in Utah’s mineral-rich Paradox Basin, benefit from advantageous climate trends, access to existing energy and logistical infrastructure, and a favorable regulatory backdrop that are ideal for using DLE. Technical reports indicate a high probability that assets are mineral rich with supersaturated lithium brines.

•	Differentiated DLE Technology: ABM intends to deploy DLE to provide a more cost-effective, efficient, faster-to-production, and environmentally friendly method of extraction versus traditional hard-rock mining processes.

•	Experienced and Proven Management: ABM’s leadership team includes professionals with an aggregate of over 100 years of experience across natural resource extraction, geological engineering, global commodity logistics, and investment banking.

“Demand for lithium is far outpacing supply, with the U.S. producing less than 5% of the world’s lithium,” said Sebastian Lux, Co-Chief Executive Officer of ABM. “Combining with SGII and listing on Nasdaq will allow us to accelerate our lithium and critical minerals extraction projects in Utah and potentially beyond to capitalize on the attractive opportunity as the world increasingly shifts towards electrification.” ABM’s Co-CEO and Chairman, David Graber, commented, “Our merger with SGII is a defining moment for ABM. It is expected to provide us with access to sources of capital needed to advance our lithium activities to critical mass. We have found the perfect partners in the Seaport team, and I want to thank our incredible team at ABM, as well as our investors, for bringing this to fruition.”

“The global and domestic lithium and critical materials markets are growing rapidly as the world moves towards electrification,” commented Stephen Smith, Chief Executive Officer and Chairman of SGII. “We believe ABM’s favorably located assets combined with their cost effective, efficient and environmentally friendly extraction process positions the Company well to become a leader in the lithium supply chain here in the U.S. We look forward to completing our business combination and working with ABM’s world-class team to support their growth.”

Transaction Overview

The combined company will have an estimated pro-forma enterprise value of $225 million. It is intended that 100% of existing ABM shareholders will roll over their equity and own approximately 70% of the pro forma equity of the combined company in connection with the Proposed Business Combination, which is expected to close in the fourth quarter of 2023, subject to stockholder approvals and other customary closing conditions.

For a summary of the material terms of the Proposed Business Combination, please see the Current Report on Form 8-K to be filed by ABM and SGII today with the U.S. Securities and Exchange Commission (the “SEC”), which will be available on the SEC’s website (www.sec.gov).

About Seaport Global Acquisition II Corp.

Seaport Global Acquisition II Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although SGII’s efforts to identify a prospective business combination opportunity will not be limited to a particular industry, it intends to focus on companies undergoing transformational, transitional, or reorganizational business strategies.

About American Battery Materials, Inc.

American Battery Materials, Inc., (OTC Pink: BLTH), is a U.S.-based environmentally responsible critical minerals exploration and development company focused on Direct Lithium Extraction (DLE) as well as other minerals for refining, processing, and distribution to support the country’s urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy.  For more information, visit www.americanbatterymaterials.com. The information contained on, or that may be accessed through, this website is not incorporated by reference into, and is not a part of, this communication.

To receive American Battery materials, Inc. company updates via email, visit the Contact page of our web site, www.americanbatterymaterials.com/contact.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, SGII intends to file a preliminary and definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). SGII’s stockholders and other interested persons are advised to read, when available, the registration statement on Form S-4, which will include a proxy statement/prospectus of SGII (“the S-4”), as well as other documents filed with the SEC in connection with the Proposed Business Combination, as these materials will contain important information about ABM, SGII and the Proposed Business Combination. When available, the S-4 will be mailed to stockholders of SGII as of a record date to be established for voting on, among other things, the Proposed Business Combination. Stockholders will also be able to obtain copies of the S-4 and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in Solicitation

SGII and its respective directors and executive officers may be deemed participants in the solicitation of proxies from SGII’s stockholders in connection with the Proposed Business Combination. SGII’s and ABM’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of SGII and ABM in SGII's Annual Report on Form 10-K filed with the SEC on April 4, 2023 and ABM’s Annual Report on Form 10-K filed with the SEC on April 21, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SGII stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement for the Proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the Form S-4 that SGII intends to file with the SEC.

Forward Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding SGII’s Proposed Business Combination with ABM, SGII's ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of SGII and ABM and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SGII or ABM. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of SGII or ABM is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to ABM; the amount of redemption requests made by SGII's stockholders; the overall level of consumer demand for lithium; general economic conditions and other factors affecting; disruption and volatility in the global currency, capital, and credit markets; ABM's ability to implement its business and growth strategy; changes in governmental regulation, ABM's exposure to litigation claims and other loss contingencies; disruptions and other impacts to ABM’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; ABM's ability to comply with environmental regulations; competitive pressures from many sources, including those, having more experience and better financing; changes in technology that adversely affect demand for lithium compounds; the impact that global climate change trends may have on ABM and its potential mining operations; any breaches of, or interruptions in, SGII's or ABM’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect SGII’s or ABM's financial results is included from time to time in SGII's and ABM’s public reports filed with the SEC, including their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the S-4 that SGII plans to file with the SEC in connection with SGII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or SGII's or ABM's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SGII nor ABM presently know, or that SGII and ABM currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SGII's and ABM's expectations, plans or forecasts of future events and views as of the date of this communication. SGII and ABM anticipate that subsequent events and developments will cause their assessments to change. However, while SGII and ABM may elect to update these forward-looking statements at some point in the future, SGII and ABM specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing SGII's or ABM's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Investor Relations Contacts:

Seaport Global Acquisition II Corp.

Gateway Group, Inc.

Ralf Esper

(949) 574-3860

sg2@gateway-grp.com

American Battery Materials, Inc.

Investor Relations

Email: ir@americanbatterymaterials.com

Tel: (800) 998-7962

or

MZ Group

Michael Kim

(737) 289-0835

michael.kim@mzgroup.us

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